                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

[ ]   Filed by the Registrant
[X]  Filed by a Party other than the Registrant

Check the appropriate box:
[ ]   Preliminary Proxy Statement           [ ]  Confidential, for Use of the by
[X]   Definitive Proxy Statement                 Commission Only(as permitted
[ ]   Definitive Additional Materials            Rule 14a-6(e)(2)
[ ]   Soliciting Material Under Rule 14a-12

                                 SYNTELLECT INC.
                     --------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 GEOFFREY NIXON
                             MISSION PARTNERS, L.P.
                            LIBERTY NOMINEES LIMITED
                             HORIZON OFFSHORE, LTD.
                           MAYFAIR CAPITAL FUND, L.P.
                              MCM ASSOCIATES, LTD.
         MCM PROFIT SHARING PLAN-DLJSC-CUSTODIAN FBO GEOFFREY NIXON TTEE
                           MCM CAPITAL MANAGEMENT, LLC
            ---------------------------------------------------------
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

                                 With a copy to:
                            Clifford E. Neimeth, Esq.
                             Greenberg Traurig, LLP
                              The MetLife Building
                                 200 Park Avenue
                            New York, New York 10166
                                 (212) 801-9200

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ] Fee computed on table below per Exchange Act Rules 14(a)-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
5) Total Fee Paid:
------------------------------------------------------------------------------
[ ] Fee paid previously with preliminary materials.
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:
------------------------------------------------------------------------------
2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------
3) Filing Party:
------------------------------------------------------------------------------
4) Date Filed:
------------------------------------------------------------------------------

                             Mission Partners, L.P.
                          11 West 42nd St., 19th Floor,
                               New York, NY 10036
                                 (212) 782-0207

                                                                  April 23, 2002

Dear Fellow Syntellect Stockholder:

         The enclosed proxy statement and accompanying BLUE proxy card is being furnished to you in connection with the solicitation of proxies by Geoffrey Nixon, Mission Partners, L.P., Liberty Nominees Limited, Horizon Offshore, Ltd., Mayfair Capital Fund, L.P., MCM Associates, Ltd., MCM Profit Sharing Plan-DLJSC-Custodian FBO Geoffrey Nixon TTEE, and MCM Capital Management, LLC (collectively, the "Group") to be used at the 2002 Annual Meeting of Stockholders of Syntellect Inc. ("Syntellect"), which, according to Syntellect's preliminary proxy materials filed with the Securities and Exchange Commission ("SEC") on April 12, 2002 (the "Syntellect Preliminary Proxy Statement"), is scheduled to be held on Monday, May 20, 2002, at 10:00 a.m., Phoenix, Arizona time, at Syntellect's Corporate Headquarters, 16610 North Black Canyon Highway, Suite 100, Phoenix, Arizona 85053 (the "Annual Meeting"). According to the Syntellect Preliminary Proxy Statement, at the Annual Meeting, you will be asked by Syntellect's Board of Directors (the "Board") to elect two directors to the Board, each to serve on the Board for a three-year term expiring at the 2005 Annual Meeting of Syntellect's Stockholders.

         In opposition to one of the Board's director-nominees, we are soliciting proxies to elect at the Annual Meeting our own nominee, Ms. Camille Jayne, to serve on the Board for a three-year term expiring at the 2005 Annual Meeting of Syntellect's Stockholders.

         At the date hereof, the Group beneficially owned an aggregate of 1,157,920 (or approximately 10.2%) of the Syntellect common stock reported to be outstanding in the Syntellect Preliminary Proxy Statement.

         We are very concerned about Syntellect's history of losses from operations, working capital deficiency and declining stockholders' equity, and believe that Syntellect's current Board and management need to be considerably more proactive in seeking means and undertaking transactions to enhance stockholder value, reduce costs and improve Syntellect's overall financial condition. Indeed, KPMG LLP's report dated February 5, 2002 with respect to the financial statements contained in Syntellect's Annual Report on Form 10-K for its fiscal year ended December 31, 2001 "raises substantial doubt about Syntellect's ability to continue as a going concern." As an owner of Syntellect, this should make you quite concerned.

         Accordingly, we are soliciting proxies to elect Ms. Jayne to serve as an outside director on Syntellect's Board because we believe she is an innovative corporate strategist and is committed to enhancing value for all Syntellect stockholders. We believe that Syntellect's Board will benefit from her skills, experience and objective insight. Moreover, it is our intention that, if elected, Ms. Jayne will work together with Syntellect's management and the other members of the Board to propose, explore, consider and implement strategic financial alternatives designed to enhance stockholder value.

         We are requesting and soliciting proxies from all Syntellect stockholders to elect to Syntellect's Board our nominee, Ms. Camille Jayne, to serve for a three-year term expiring at Syntellect's 2005 Annual Meeting of Stockholders. We urge you to mark the enclosed BLUE proxy card "FOR" the election of Ms. Camille Jayne, and sign, date and return it in the enclosed addressed, postage-paid envelope to our proxy solicitor, D.F. King & Co., Inc., as described in the accompanying proxy statement.

         Please DO NOT mark or send the white proxy card sent to you by Syntellect. Mark, sign and date ONLY the enclosed BLUE proxy card today and return it in the enclosed addressed, postage-paid envelope.

         If your shares are held by a broker, bank or other nominee (i.e., in "street name"), only your bank or broker can sign a BLUE proxy card with respect to your shares and only after receiving your specific instructions. You should receive a BLUE proxy card (or voting instruction form) from your bank or broker which you must return in the envelope provided with the enclosed proxy statement to have your shares voted. If you have not received these items from your bank or broker, you should contact it directly to provide instructions on how you wish to vote. If you need assistance in dealing with your bank or broker, please contact D.F. King & Co., Inc., who is assisting us in this solicitation, at
(800) 735-3591, or collect at (212) 269-5550.

         If you already have sent a WHITE proxy card to Syntellect, you may revoke that proxy and vote "FOR" the election of Ms. Jayne by marking, signing, dating and returning the enclosed BLUE proxy card. Your latest dated proxy is the only one that will be counted at the Annual Meeting. Any proxy card you send may be revoked at any time prior to the Annual Meeting by delivering a written notice of revocation or a later dated proxy for the Annual Meeting, c/o D.F. King, or to the Corporate Secretary of Syntellect, or by voting in person at the Annual Meeting.

         Because we are soliciting proxies only for the election to Syntellect's Board of our nominee, Ms. Camille Jayne, we are not soliciting proxies nor will we vote any proxies we receive from you for the election of the Board's director-nominee, Mr. William Conlin.

         REMEMBER, ONLY YOUR MOST RECENTLY DATED PROXY COUNTS.

         Please mark, sign, date and return your BLUE proxy card today. If you have any questions, need additional copies of our proxy solicitation materials, or need help in completing your proxy card, please contact our proxy solicitor, D.F. King, at (800) 735-3591 or collect at (212) 269-5550.


                                               On behalf of the Group,

                                               Mission Partners, L.P.

                                               By:   MCM Associates, Ltd.
                                                     General Partner

                                               By:   /s/ Geoffrey Nixon
                                                     ---------------------
                                                     Geoffrey Nixon, President

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                                 SYNTELLECT INC.
                      ------------------------------------

                                 PROXY STATEMENT
                                       OF
                             MISSION PARTNERS, L.P.
                          ----------------------------

                        IN OPPOSITION TO BOARD'S NOMINEE
                 FOR ELECTION TO SYNTELLECT'S BOARD OF DIRECTORS

         This proxy statement and accompanying BLUE proxy card are being furnished to holders of common stock, $.01 par value (the "Common Stock"), of Syntellect Inc., a Delaware corporation ("Syntellect"), in connection with the solicitation of proxies by Mission Partners, L.P. ("Mission"), Liberty Nominees Limited ("Liberty"), Horizon Offshore, Ltd. ("Horizon"), Mayfair Capital Fund, L.P. ("Mayfair"), MCM Associates, Ltd. ("MCM"), MCM Profit Sharing Plan-DLJSC-Custodian FBO Geoffrey Nixon TTEE ("PSP"), MCM Capital Management, LLC ("MCM LLC") and Geoffrey Nixon ("Nixon" and, collectively with Mission, Liberty, Horizon, Mayfair, MCM, PSP and MCM LLC, the "Group"), for use at Syntellect's 2002 Annual Meeting of Stockholders (the "Annual Meeting"), including any adjournments or postponements thereof and any special meeting which may be called in lieu thereof, to vote "FOR" the election of the Group's nominee, Ms. Camille Jayne, to Syntellect's board of directors (the "Board"), to serve for a three-year term expiring at the 2005 Annual Meeting of Syntellect's Stockholders. We have nominated Ms. Jayne for election to the Board in opposition to one of the Board's director-nominees, Mr. William Conlin. As our nominee for election to the Board at the Annual Meeting, Ms. Jayne is also deemed to be a participant in this proxy solicitation.

         According to information contained in Syntellect's preliminary proxy statement filed with the Securities and Exchange Commission ("SEC") on April 12, 2002 (the "Syntellect Preliminary Proxy Statement"), Syntellect intends to convene the Annual Meeting on Monday, May 20, 2002, at 10:00 a.m., Phoenix, Arizona time, at Syntellect's Corporate Headquarters, 16610 North Black Canyon Highway, Suite 100, Phoenix, Arizona 85053. As set forth in the Syntellect Preliminary Proxy Statement, at the Annual Meeting, Syntellect's Board intends to seek (i) the election of two directors, each to serve for a three-year term expiring at the 2005 Annual Meeting of Syntellect's Stockholders, or until their successors are duly elected and qualified and (ii) the ratification of the appointment of KPMG LLP to serve as Syntellect's independent auditors for the year ending December 31, 2002. According to the Syntellect Preliminary Proxy Statement, April 10, 2002 was established by Syntellect's Board as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting (the "Annual Meeting Record Date"). Stockholders of record at the close of business on the Annual Meeting Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held by them on the Annual Meeting Record Date.

         As reported in the Syntellect Preliminary Proxy Statement, at the close of business on the Annual Meeting Record Date there were 11,340,515 shares of Common Stock outstanding. At the date hereof, the Group, together with all of the participants in this solicitation, beneficially owned an aggregate of 1,157,920 (or approximately 10.2%) of the Common Stock reported to be outstanding in the Syntellect Preliminary Proxy Statement. At the Annual Meeting, the Group and all of the participants in this solicitation intend to vote all of their shares of Common Stock "FOR" the election to Syntellect's Board of the Group's nominee, Ms. Camille Jayne, to serve on the Board for a three-year term expiring at the 2005 Annual Meeting of Syntellect's Stockholders.

         Because we are soliciting proxies only for the election to Syntellect's Board of our nominee, Ms. Camille Jayne, we are not soliciting proxies nor will we vote any proxies we receive from you for the election of the Board's director-nominee, Mr. William Conlin.

         This proxy statement and accompanying BLUE proxy card are being first mailed or furnished to stockholders on or about April 23, 2002.

         THIS PROXY SOLICITATION IS BEING MADE BY THE GROUP AND NOT ON BEHALF OF THE BOARD OF SYNTELLECT. THE GROUP IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING, EXCEPT AS SET FORTH HEREIN. SHOULD OTHER MATTERS BE BROUGHT BEFORE THE ANNUAL MEETING, BY HAVING SIGNED AND RETURNED THE ENCLOSED BLUE PROXY CARD YOU WILL HAVE AUTHORIZED THE PERSONS NAMED AS PROXIES IN THE ENCLOSED BLUE PROXY CARD TO VOTE ON ALL SUCH MATTERS IN THEIR DISCRETION.

         WE URGE YOU TO MARK THE ENCLOSED BLUE PROXY CARD "FOR" THE ELECTION OF MS. CAMILLE JAYNE, AND TO SIGN, DATE AND RETURN IT IN THE ENCLOSED, POSTAGE-PAID ENVELOPE TO OUR PROXY SOLICITOR, D.F. KING & CO., INC., AS DESCRIBED IN THIS PROXY STATEMENT.

         WE URGE YOU NOT TO RETURN ANY PROXY CARD SENT TO YOU BY SYNTELLECT. IF, HOWEVER, YOU ALREADY HAVE SENT A WHITE PROXY CARD TO SYNTELLECT, YOU MAY REVOKE THAT PROXY AND VOTE "FOR" THE ELECTION OF MS. JAYNE BY SIMPLY MARKING, SIGNING, DATING AND RETURNING THE ENCLOSED BLUE PROXY CARD. YOUR LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED AT THE ANNUAL MEETING.

         ANY PROXY YOU HAVE SENT CAN BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING SIMPLY BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO THE GROUP, C/O D.F. KING & CO., INC., WHO IS ASSISTING US IN THIS SOLICITATION, OR TO THE SECRETARY OF SYNTELLECT, OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

         BECAUSE WE ARE SOLICITING PROXIES ONLY FOR THE ELECTION TO SYNTELLECT'S BOARD OF OUR NOMINEE, MS. CAMILLE JAYNE, WE ARE NOT SOLICITING PROXIES NOR WILL WE VOTE ANY PROXIES WE RECEIVE FOR THE ELECTION OF THE BOARD'S DIRECTOR-NOMINEE, MR. WILLIAM CONLIN.

                          PURPOSE OF THIS SOLICITATION

         At the date hereof, the Group, together with all of the participants in this solicitation, beneficially owned an aggregate of 1,157,920 (or approximately 10.2%) of the Common Stock reported to be outstanding in the Syntellect Preliminary Proxy Statement. The Group is concerned about Syntellect's history of losses from operations, working capital deficiency and declining stockholders' equity, and believes that management and Syntellect's current Board need to be more proactive in seeking means and undertaking transactions to enhance stockholder value, reduce costs and improve Syntellect's overall financial condition. Indeed, KPMG LLP's report dated February 5, 2002 with respect to the financial statements contained in Syntellect's Annual Report on Form 10-K for the fiscal year ended December 31, 2001 "raises substantial doubt about Syntellect's ability to continue as a going concern." As an owner of Syntellect, this should make you quite concerned.

         Accordingly, we are soliciting proxies to elect Ms. Jayne to serve as a director on Syntellect's Board because we believe she is an innovative corporate strategist and is committed to enhancing value for all Syntellect stockholders. We believe that Syntellect's Board will benefit from her skills, experience and objective insight. Moreover, if elected, it is intended that Ms. Jayne will work together with Syntellect's management and the other members of the Board to propose, explore, consider and implement strategic financial alternatives designed to enhance stockholder value, including, but not limited to: (i) entering into strategic alliances; (ii) obtaining additional equity capital;
(iii) implementing programs to reduce costs and to achieve increased operating synergies and profits; and (iv) seeking business combination partners or exploring transactions that may involve a change-in-control of Syntellect. Except as set forth herein, none of Ms. Jayne, any of the Group members, or any other participant in this solicitation or any of their respective associates, has any present plans, proposals, arrangements or understandings with respect to any of the foregoing transactions or any other transaction involving Syntellect or its businesses, assets or management.

         Based upon our knowledge of Ms. Jayne's history of working to enhance stockholder value, we believe that Ms. Jayne, if elected, will be an objective and influential voice on Syntellect's Board by helping to propose and by seeking the implementation of plans and programs of the type set forth above. We also believe that the election of Ms. Jayne to the Board will provide to the other members of the Board a clear message that the "Syntellect status quo" is no longer acceptable for its stockholders.

         If elected at the Annual Meeting, Ms. Jayne would serve for a term of three years, expiring at the 2005 Annual Meeting of Syntellect's Stockholders, and would receive only such compensation and benefits that is payable and made available to all non-management directors of Syntellect.

                                   BACKGROUND

         From time to time since 1998, members of the Group have acquired beneficial ownership of Syntellect Common Stock in the ordinary course of business for investment purposes and have held such shares in such capacity. On March 13, 2000, certain members of the Group filed with the SEC a joint statement of beneficial ownership on Schedule 13G under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which was amended by Amendment No. 1 thereto filed with the SEC on February 14, 2001.

         On July 17, 2001, MCM made its latest open market purchase of 5,500 shares of Common Stock for a total of $10,670. By letter dated August 2, 2001, MCM advised Syntellect that it intended to publicly report a change in its "passive" investment status by filing with the SEC a joint statement of beneficial ownership on Schedule 13D under the Exchange Act. On August 6, 2001, MCM, together with certain members of the Group, filed with the SEC a joint statement of beneficial ownership on Schedule 13D, in which MCM stated that its July 17, 2001 Common Stock purchase was based on a continuing evaluation of Syntellect by MCM and was acquired for investment purposes only (the "Schedule 13D"). The Schedule 13D also stated that subsequent to such purchase, MCM determined that it would consider submitting one or more stockholder proposals to Syntellect, including, but not limited to, recommending one of the members of the Group (or a representative of one of the members of the Group) to serve on Syntellect's Board, changing the composition of the Board so that the Board would include members with additional industry experience and more diverse backgrounds, and/or expanding the size of the Board.

         By letter dated August 28, 2001, MCM made a formal request to Syntellect to (i) increase the size of the Board from four to six members, (ii) add a least two industry representatives to the Board and (iii) add one MCM nominee to the Board. With respect to the first two requests, MCM communicated to Syntellect that it expected such requests to be met no later than November 30, 2001. With respect to its request to add an MCM nominee to the Board, MCM requested that the matter be decided at the next Board meeting.

         On September 24, 2001, Syntellect announced that it had added two outside directors to the Board. By letter dated October 30, 2001, Syntellect invited Nixon, as a representative of MCM, to address the Board by telephone at the conclusion of its Board meeting scheduled for November 13, 2001. On November 13, 2001, Nixon addressed the Board by telephone and articulated MCM's request to add an MCM nominee to the Board.

         On January 9, 2002, MCM delivered to Syntellect a letter proposing Camille Jayne as a director-nominee for election at Syntellect's 2002 Annual Meeting of Stockholders. The letter and nomination request was delivered to Syntellect in accordance with Syntellect's bylaws. Timothy P. Vatuone, Syntellect's Corporate Secretary, confirmed verbally to MCM's legal representative and to Nixon that the nomination was timely and satisfied the requirements of Syntellect's bylaws. Syntellect subsequently informed MCM that it did not intend to include Ms. Jayne's name as a director-nominee in its 2002 proxy statement or proxy card and, accordingly, rejected MCM's nomination request.

         On April 3, 2002, the Group filed its preliminary proxy materials with the SEC to solicit proxies to be used at the Annual Meeting to vote for the election of Ms. Jayne in opposition to one of the Board's nominees, Mr. William Conlin. By letter dated April 3, 2002, MCM advised Syntellect that the Group filed such preliminary proxy materials with the SEC.

         On April 4, 2002, the Group delivered written requests for Syntellect's stockholder lists and records pursuant to Rule 14a-7 under the Exchange Act and
Section 220 of the Delaware General Corporation Law, as amended (the "DGCL"), respectively. Subsequently, the Group's and Syntellect's respective counsel held telephone discussions concerning these requests and by letters dated April 11, 2002, Syntellect's counsel advised the Group's counsel that Syntellect would supply the stockholder information requested in the Group's April 4, 2002 letters to the extent Syntellect possessed such information, and provided certain information concerning holders of record and beneficial owners of Common Stock. By separate letter dated April 11, 2002, Syntellect's counsel advised the Group's counsel of the specific stockholder records that Syntellect would deliver to the Group, subject to Syntellect's receipt of its estimated costs associated therewith.

         On April 12, 2002, Syntellect filed the Syntellect Preliminary Proxy Statement with the SEC, in which it disclosed its intention to convene the Annual Meeting on May 20, 2002 and that the Annual Meeting Record Date was April 10, 2002. On April 15, 2002, the Group paid Syntellect's estimated costs of $1,000 and received the stockholder materials set forth in Syntellect's counsels' letter of April 4, 2002. In addition, on April 15, 2002, the Group filed with the SEC Amendment No. 4 to the Schedule 13D to add as an exhibit thereto an affidavit delivered by the Group to Syntellect.

         On April 19, 2002, the Group filed its revised preliminary proxy materials with the SEC in response to comments received from the SEC with respect to its original preliminary proxy materials. By letter dated April 22, 2002, the Group's counsel requested that Syntellect's counsel confirm that by furnishing the information contained in its letter dated April 11, 2002, Syntellect did not elect to mail the Group's definitive proxy materials pursuant to Rule 14a-7 under the Exchange Act. On such date, Syntellect's counsel confirmed in writing that Syntellect did not elect to mail the Group's definitive proxy materials. Accordingly, on April 23, 2002, the Group filed its definitive proxy materials with the SEC and commenced mailing such materials to Syntellect stockholders. In addition, on April 23, 2002, the Group filed Amendment No. 5 to the Schedule 13D to update its disclosure and add as an exhibit thereto the letter from its counsel dated April 22, 2002.


                              ELECTION OF DIRECTORS

         Syntellect's Board currently consists of six members who are divided into three classes, with the term of two members expiring each year. According to information contained in the Syntellect Preliminary Proxy Statement, at the Annual Meeting, the terms of Messrs. William P. Conlin and Kent C. Mueller will expire, and Syntellect's stockholders will be asked by the Board to reelect Messrs. Conlin and Mueller to the Board to serve until Syntellect's 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

         Ms. Jayne has consented to serve as a director of Syntellect, if elected, and to be named as our director-nominee in this proxy statement, the accompanying BLUE proxy card and in all other proxy soliciting materials we may file with the SEC and distribute or caused to be distributed to Syntellect stockholders. Based on her professional and personal qualifications, the Group believes that Ms. Jayne is well qualified to serve as a director of Syntellect, and that she will properly and dutifully represent the interests of all Syntellect's stockholders.

         Ms. Jayne will not serve in any executive or employee capacity with Syntellect and, although she is the director-nominee of the Group (a 10.2% stockholder of Syntellect), she understands that her role under applicable law is to manage the business and affairs of Syntellect in collaboration with the other Board members with the singular purpose of protecting the interests and enhancing value for all Syntellect stockholders. Moreover, if elected, Ms. Jayne will not receive any compensation or perquisites (including participation in any Syntellect option programs) from Syntellect or any of the Group members for her services as a director of Syntellect, except for such perquisites and such compensation as is offered by Syntellect to all non-management directors of Syntellect.

         If Ms. Jayne is elected to Syntellect's Board, she will constitute only one of six members of the Board. Accordingly, she will not be in a position, without the support of at least three additional members of the Board, to cause any Board action to be taken, and the Group cannot provide any assurance that the other members of the Board would vote with Ms. Jayne on any specific matter, including any proposal to pursue or the approval of any of the strategic financial alternatives referred to in the section "Purpose of this Solicitation" above.

         Other than as stated herein, there are no plans, arrangements or understandings between the Group and Ms. Jayne or any other person or persons pursuant to which Ms. Jayne's nomination is to be made.

                                  VOTE REQUIRED

         According to Syntellect's bylaws, the presence, in person or by proxy, of stockholders holding a majority of the Common Stock of Syntellect entitled to vote at a meeting of stockholders will constitute a quorum at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting to determine whether or not a quorum is present. Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Abstentions with respect to a proposal are counted for purposes of establishing a quorum. Abstentions will not be counted as votes for or against the election of directors, but will have the effect of a vote against any other matter. Broker non-votes will not be counted as votes for or against any matter submitted to a vote of stockholders. The affirmative vote of a plurality of the shares of Common Stock present in person or by proxy and entitled to vote is required to elect directors. With respect to other matters submitted at the Annual Meeting, the approval of any such matter would require a greater number of votes cast favoring the matter than the number of votes cast opposing such matter.

                          YOUR VOTE IS VERY IMPORTANT !

         Your vote is important, no matter how many shares you hold. If your Syntellect shares are held in your name, please sign, date and mail the BLUE proxy card in the envelope provided.

         If your shares are held in the name of a brokerage firm, bank, or nominee, only they can vote your shares and they can do so only upon receipt of your specific instructions. Accordingly, please return the proxy card in the postage-paid envelope provided by your bank or broker or contact the person responsible for your account and give instructions for such shares to be voted for Ms. Jayne.

         If your shares are registered in more than one name, the BLUE proxy card should be signed by all such persons to ensure that all shares are voted for Ms. Jayne.

         Holders of record of shares of Common Stock on the Annual Meeting Record Date are urged to complete and return their BLUE proxy card even if such shares have been sold after that date. According to the Syntellect Preliminary Proxy Statement, there were 11,340,515 shares of Common Stock outstanding on the Annual Meeting Record Date. Stockholders of record at the close of business on the Annual Meeting Record Date will be entitled to one vote at the Annual Meeting for each share of Common Stock held by them on the Annual Meeting Record Date.

         If you have any questions or need assistance in voting your shares, please call our proxy solicitor: D.F. King & Co., Inc. ("D.F. King"), at 77 Water Street, New York, New York 10005. Banks and Brokers please call collect:
(212) 269-5550. All others call Toll Free: (800) 735-3591.

                                  GROUP MEMBERS

         Geoffrey Nixon

         Nixon is the president, sole director and sole stockholder of MCM, the sole manager and principal member of MCM LLC, the sole trustee and beneficiary of PSP, and a director of Horizon. Mr. Nixon is a citizen of New Zealand and maintains a business address at 11 West 42nd Street, 19th Floor, New York NY 10036.

         Mission Partners, L.P.

         Mission is a Delaware limited partnership engaged in maintaining funds for the purpose of making equity and related derivative investments. Its principal offices are located at 11 West 42nd Street, 19th Floor, New York, NY 10036.

         MCM Associates Ltd.

         MCM is a Delaware corporation engaged in the business of managing investment funds. Its principal offices are located at 11 West 42nd Street, 19th Floor, New York, NY 10036.

         MCM Profit Sharing Plan-DLJSC-Custodian FBO Geoffrey Nixon TTEE

         PSP is a New York profit sharing plan for the benefit of Nixon. Its principal offices are located at 11 West 42nd Street, 19th Floor, New York, NY 10036.

         Liberty Nominees Limited

         Liberty is a New Zealand company engaged in holding, as nominee, funds on behalf of clients in a pooled account for the purpose of investing in U.S. small-cap stocks on a hedged basis. Its principal offices are located at P.O. Box 10-246, Wellington, New Zealand.

         Horizon Offshore, Ltd.

         Horizon is a Cayman Islands corporation engaged in maintaining funds for the purpose of making equity and related derivative investments. Its principal offices are located at c/o International Management Services, Limited, Harbour Centre, North Church Street, P.O. Box 616, George Town, Grand Cayman, Cayman Islands, B.W.I.

         Mayfair Capital Fund, L.P.

         Mayfair is a Delaware limited partnership engaged in maintaining funds for the purpose of making equity and related derivative investments. Its principal offices are located at 11 West 42nd Street, 19th Floor, New York, NY 10036.

         MCM Capital Management, LLC

         MCM LLC is a Delaware limited liability company engaged in the business of managing investment funds. Its principal offices are located at 11 West 42nd Street, 19th Floor, New York, NY 10036.

         At the date hereof, the Group beneficially owned an aggregate of 1,157,920 (or approximately 10.2%) of the Common Stock reported to be outstanding in the Syntellect Preliminary Proxy Statement. The following table sets forth certain information, as of the date hereof, with respect to shares of Common Stock beneficially owned directly by the members of the Group:

                                                            Approximate
                                 Number of                 Percentage of
         Name                      Shares               Outstanding Shares*
         ----                      ------               -------------------
        Nixon                       1,020              Less than 0.001%
       Mission                    529,600                         4.67%
       Liberty                    105,400                         0.93%
       Horizon                     34,400                         0.30%
       Mayfair                    467,500                         4.12%
         MCM                       10,000                         0.09%
         PSP                       10,000                         0.09%
-----------

* Percentages based on the number of outstanding shares of Common Stock disclosed in the Syntellect Preliminary Proxy Statement.

         MCM is the sole general partner of Mission and, accordingly, may be deemed to be the indirect "beneficial owner" (as that term is defined under Rule 13d-3 under the Exchange Act) of the shares of Common Stock that Mission beneficially owns. MCM, as the sole general partner of Mission, has the sole power to direct the voting and disposition of the shares of Common Stock that Mission beneficially owns.

         MCM is the sole investment manager of Liberty and, accordingly, may be deemed to be the indirect beneficial owner of the shares of Common Stock that Liberty beneficially owns. MCM, as the sole investment manager of Liberty, has the sole power to direct the disposition of the shares of Common Stock that Liberty beneficially owns.

         MCM is the sole investment manager and administrator of Horizon and, accordingly, may be deemed to be the indirect beneficial owner of the shares of Common Stock that Horizon beneficially owns. MCM, as the sole investment manager of Horizon, has the sole power to direct the voting and disposition of the shares of Common Stock that Horizon beneficially owns.

         MCM LLC is the sole general partner of Mayfair and, accordingly, may be deemed to be the indirect beneficial owner of the shares of Common Stock that Mayfair beneficially owns. MCM LLC, as the sole general partner of Mayfair, has the sole power to direct the voting and disposition of the shares of Common Stock that Mayfair beneficially owns.

         Nixon has the sole power to direct the voting and disposition of the shares of Common Stock he beneficially owns directly.

         Nixon is the president, sole director and sole stockholder of MCM and has sole voting and dispositive power over the share of Common Stock that MCM beneficially owns. Accordingly, Nixon may be deemed to be the indirect beneficial owner of the shares of Common Stock that MCM beneficially owns.

         Nixon is the sole manager and principal member of MCM LLC and, accordingly, may be deemed to be the indirect beneficial owner of the shares of Common Stock that MCM LLC may be deemed to beneficially own.

         Nixon is the sole trustee and beneficiary of PSP and has the sole power to direct the voting and disposition of the shares of Common Stock that PSP beneficially owns. Accordingly, Nixon may be deemed to be the indirect beneficial owner of the shares of Common Stock that PSP beneficially owns.

         None of the entities constituting the Group was formed solely to acquire, hold or sell Syntellect's securities. Each of the Group members beneficially owns securities issued by one or more companies other than Syntellect.

                                  GROUP NOMINEE

         When you properly complete and return the BLUE proxy card accompanying this proxy statement you will be voting with respect to the election to the Board at the Annual Meeting of the Group's director-nominee, Ms. Camille Jayne. This candidate has consented to being named in this proxy statement and has agreed to serve as a director, if elected. Ms. Jayne, if elected, intends to discharge her duties as a director in compliance with all applicable legal requirements, including the general fiduciary obligations imposed upon corporate directors under the DGCL.

         The following information sets forth the name, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of Ms. Jayne.

         Camille Jayne - Age: 49

         In February 1998, Ms. Jayne joined Universal Electronics Inc. ("Universal") as its President and Chief Operating Officer. Universal develops software and builds and markets pre-programmed wireless control devices and chips principally for home entertainment equipment and the subscription broadcasting market. In August 1998, Ms. Jayne was promoted to Chief Executive Officer and in December 1998, to Chairman. In August 2001, Ms. Jayne resigned the offices of Chief Executive Officer and Chairman to pursue her consulting career but still holds a seat on Universal's board of directors. Prior to her career at Universal, from July 1997 to March 1998, Ms. Jayne was President and CEO of The Jayne Group (a consulting firm specializing in the development, introduction and operation of digital cable TV products and services) and a Senior Partner at BHC Consulting (a business management and market research firm). From November 1995 to July 1997, Ms. Jayne served as Senior Vice President in charge of the digital television business unit at Tele-Communications, Inc. Ms. Jayne is a graduate of Stanford University and holds an MBA in marketing from the University of Michigan. The business address of Ms. Jayne is 5 New Dawn, Irvine, CA 92620. Ms. Jayne is a citizen of the United States. Ms. Jayne's has not made any purchases or sales of Syntellect Common Stock during the past two years and does not presently own any Syntellect Common Stock.

         Ms. Jayne will not receive any compensation from the Group for her services as a director of Syntellect. Other than as stated above, there are no plans, arrangements or understandings between the Group and Ms. Jayne or any other person or persons pursuant to which Ms. Jayne's nomination is to be made.

                CERTAIN INFORMATION RELATING TO THE GROUP MEMBERS

         Except as set forth in this proxy statement or in Annex A hereto, to the best knowledge of the Group, none of the members of the Group, any of the persons participating in this solicitation on behalf of the Group, Ms. Jayne or, with respect to items (i), (vii) and (viii) of this paragraph, any associate (within the meaning of Rule 14a-1 of the Exchange Act) of the foregoing persons
(i) owns beneficially, directly or indirectly, any securities of Syntellect,
(ii) owns beneficially, directly or indirectly, any securities of any parent or subsidiary of Syntellect, (iii) owns any securities of Syntellect of record but not beneficially, (iv) has purchased or sold any securities of Syntellect within the past two years, (v) has incurred indebtedness for the purpose of acquiring or holding securities of Syntellect, (vi) is or has within the past year been a party to any contract, arrangement or understanding with respect to any securities of Syntellect, (vii) has since the beginning of Syntellect's last fiscal year, been indebted to Syntellect or any of its subsidiaries in excess of $60,000 or (viii) has any arrangement or understanding with respect to future employment by Syntellect or with respect to any future transactions to which Syntellect or any of its affiliates will or may be a party. In addition, except as set forth in this proxy statement or in Annex A hereto, to the best knowledge of the Group, none of the members of the Group, any of the persons participating in this solicitation on behalf of the Group, Ms. Jayne or any associates of the foregoing persons, has had or intends or expects to have a direct or indirect material interest in any transaction or proposed transaction with Syntellect in which the amount involved exceeds $60,000, since the beginning of Syntellect's last fiscal year.

         Except as set forth in this proxy statement, to the best knowledge of the Group, Ms. Jayne, since the beginning of Syntellect's last fiscal year, has not been affiliated with (i) any entity that made or received, or during Syntellect's current fiscal year proposes to make or receive, payments to or from Syntellect or its subsidiaries for property or services in excess of five percent of either Syntellect's or such entity's consolidated gross revenues for its last full fiscal year, or (ii) any entity to which Syntellect or its subsidiaries was indebted at the end of Syntellect's last full fiscal year in an aggregate amount exceeding five percent of Syntellect's total consolidated assets at the end of such year. Ms. Jayne is not and during Syntellect's last fiscal year, has not been affiliated or associated with any law or investment banking firm that has performed or proposes to perform services for Syntellect.

         To the best knowledge of the members of the Group, none of the corporations or organizations in which Ms. Jayne has conducted her principal occupation or employment was a parent, subsidiary or other affiliate of Syntellect, and Ms. Jayne does not hold any position or office with Syntellect or have any family relationship with any executive officer or director of Syntellect and has not been involved in any proceedings, legal or otherwise, of the type required to be disclosed by the rules governing this solicitation.

         During the last ten years: (i) no member of the Group, nor Ms. Jayne, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no member of the Group, nor Ms. Jayne, has been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree, or final order enjoining future violations of, or prohibiting activities subject to, federal or state securities laws, or finding any violation with respect to such laws.


                                 RECOMMENDATION

         THE GROUP BELIEVES THAT IT IS IN THE BEST INTEREST OF SYNTELLECT'S STOCKHOLDERS TO ELECT MS. CAMILLE JAYNE AS A DIRECTOR OF SYNTELLECT AND STRONGLY RECOMMENDS THAT YOU PROMPTLY COMPLETE AND RETURN THE BLUE PROXY CARD THAT ACCOMPANIES THIS PROXY STATEMENT INDICATING A VOTE "FOR" MS. CAMILLE JAYNE AT THE ANNUAL MEETING. PROXIES SOLICITED BY THE GROUP WILL BE VOTED "FOR" THE ELECTION OF MS. CAMILLE JAYNE UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.


                                    AUDITORS

         According to information contained in the Syntellect Preliminary Proxy Statement, the Board has appointed KPMG LLP as the independent auditors to audit Syntellect's financial statements for the fiscal year ending December 31, 2002, and will ask Syntellect stockholders to ratify this appointment at the Annual Meeting. KPMG LLP has audited Syntellect's financial statements annually since 1990. Syntellect has stated in the Syntellect Preliminary Proxy Statement that representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. Syntellect has further stated in the Syntellect Preliminary Proxy Statement that in the event the stockholders fail to ratify the appointment at the Annual Meeting, the Board will reconsider its selection, and that even if the selection is ratified at the Annual Meeting, the Board, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Board feels that such a change would be in the best interests of Syntellect and its stockholders.

         THE GROUP RECOMMENDS THAT SYNTELLECT'S STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF KPMG LLP's APPOINTMENT AS SYNTELLECT'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002.


                             SOLICITATION; EXPENSES

         Proxies may be solicited by the Group by mail, advertisement, telephone, facsimile, telegraph, and personal solicitation. Banks, brokerage houses, and other custodians, nominees, and fiduciaries will be requested to forward the Group's solicitation material to their customers for whom they hold shares and the Group will reimburse them for their reasonable out-of-pocket expenses. The Group has retained D.F. King to assist in the solicitation of proxies and for related services. The Group will pay D.F. King a fee of up to $30,000 and has agreed to reimburse it for its reasonable out-of-pocket expenses. In addition, the Group has also agreed to indemnify D.F. King against certain liabilities and expenses, including liabilities and expenses under the federal securities laws. Approximately 25 persons will be used by D.F. King in its solicitation efforts. D.F. King will provide, among other things, the services of data compilation, mailing, answering stockholder questions, calling stockholders and contacting brokers. The Group does not intend to solicit proxies via the Internet.

         Although no precise estimate can be made at the present time, the Group currently estimates that the total expenditures (including counsel fees and financial printing costs and mailing expenses) relating to the proxy solicitation incurred by the Group will be approximately $120,000, of which approximately $65,000 has been incurred to date. The Group intends to seek reimbursement from Syntellect for those expenses incurred by the Group, if Ms. Jayne is elected, but does not intend to submit the question of such reimbursement to a vote of Syntellect's stockholders.

                                  OTHER MATTERS

         This proxy solicitation is being made by the Group and not on behalf of the Board or management of Syntellect. The Group is not aware of any other matters to be brought before the Annual Meeting, except as set forth herein. Should other matters be brought before the Annual Meeting, by having signed and returned the enclosed BLUE proxy card, you will have authorized the persons named as proxies in the enclosed BLUE proxy card to vote on all such matters in their discretion.

         The Group anticipates that Syntellect's definitive proxy statement relating to the Annual Meeting, when it becomes available, will contain information regarding (1) securities ownership of certain beneficial owners and management of Syntellect; (2) the committees of the Board; (3) the meetings of the Board and all committees thereof; (4) the business background and employment biographies of Syntellect's nominees for election to the Board; (5) the compensation and remuneration paid and payable to Syntellect's directors and management; and (6) Syntellect's stock price performance in relation to an assumed group of "peers" or market-based indices. Syntellect stockholders are referred to Syntellect's definitive proxy statement in connection with the Annual Meeting for such information.

                  STOCKHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

         Syntellect's definitive proxy statement with respect to the Annual Meeting is required to indicate when proposals of Syntellect stockholders intended to be presented at Syntellect's 2003 Annual Meeting of Stockholders must be received by Syntellect in order for them to be considered for inclusion in Syntellect's proxy statement and when proposals of Syntellect stockholders must be received by Syntellect in order to be timely under the proxy rules and the advance notice provisions in Syntellect's bylaws. Syntellect stockholders are hereby referred to Syntellect's definitive proxy statement in connection with the Annual Meeting for such information.

         Except as otherwise noted herein, the information in this proxy statement concerning Syntellect has been taken from or is based upon documents and records on file with the SEC and other publicly available information. Although the Group does not have any knowledge indicating that any statement contained herein is untrue, we do not take any responsibility for the accuracy or completeness of statements taken from public documents and records that were not prepared by or on behalf of the Group, or for any failure by Syntellect to disclose events that may affect the significance or accuracy of such information.

         If you have any questions, or if you require assistance, please call D.F. King at (800) 735-3591 or collect at (212) 269-5550.

                                VOTING PROCEDURES

WHO IS ENTITLED TO VOTE?

         If Syntellect's stock records show that you are a stockholder as of the close of business on the Annual Meeting Record Date, you are entitled to vote the shares of Common Stock that you held on such date. Even if you sell your shares after the Annual Meeting Record Date, you will retain the right to execute a proxy in connection with the Annual Meeting. According to the Syntellect Preliminary Proxy Statement, 11,340,515 shares of Common Stock were outstanding on the Annual Meeting Record Date. Each outstanding share of Common Stock entitles its holder to cast one vote for each matter to be voted upon.

CAN I ATTEND THE MEETING?

         All stockholders of record of Syntellect Common Stock at the close of business on the Annual Meeting Record Date, or their designated proxies, are authorized to attend the Annual Meeting. If your shares are held of record by a bank, broker or other nominee, you will need to obtain a "legal proxy" form from your bank or broker if you wish to vote at the Annual Meeting.


WHAT CONSTITUTES A QUORUM?

         The holders of a majority of the Common Stock outstanding and entitled to vote, present in person or represented by proxy, will constitute a quorum at the Annual Meeting. Votes cast in person or by proxy at the Annual Meeting will be tabulated by the inspector of elections appointed for the Annual Meeting to determine whether or not a quorum is present. The inspector of elections will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum, but abstentions will neither be counted as votes for, nor the withholding of authority for, the election of directors, but will have the effect of a vote against any other matter submitted to a vote of stockholders.

         Shares held by nominees for beneficial owners will be counted for purposes of determining whether a quorum is present if the nominee has the discretion to vote on at least one of the matters presented at the Annual Meeting, even if the nominee may not exercise discretionary voting power with respect to other matters and voting instructions have not been received from the beneficial owner (a "broker non-vote"). Broker non-votes will not be counted as votes for or against any matter submitted to a vote of stockholders.


HOW DO I VOTE?

         VOTING BY PROXY FOR HOLDERS OF SHARES REGISTERED IN THE NAME OF A BROKERAGE FIRM OR BANK. If your shares are held by a broker, bank or other nominee (i.e., in "street name"), only your bank or broker can give a proxy with respect to your shares. You should receive a proxy card from your bank or broker which you must return in the envelope provided in order to have your shares voted. If you have not received a proxy card from your bank or broker, you may contact it directly to provide it with instructions on how you wish to vote. If you need assistance in dealing with your bank or broker, please contact D.F. King at (800) 735-3591 or collect at (212) 269-5550.


         VOTING BY PROXY FOR HOLDERS OF SHARES REGISTERED DIRECTLY IN THE NAME OF THE STOCKHOLDER. If you hold your shares in your own name as a holder of record, you may vote your shares by marking, signing, dating and mailing the BLUE proxy card in the postage-paid envelope that has been provided to you by the Group. To vote your shares in accordance with your instructions at the Annual Meeting, we must receive your proxy as soon as possible but, in any event prior to the Annual Meeting.


         VOTE IN PERSON. If you are a registered stockholder and attend the Annual Meeting, you may deliver your completed BLUE proxy card in person. "Street name" stockholders who wish to vote at the Annual Meeting will need to obtain a "legal proxy" form from the broker, bank or other nominee that holds their shares of record and must bring that document to the meeting in order to vote in person at the Annual Meeting. If you need assistance, please contact D.F. King at (800) 735-3591 or collect at (212) 269-5550.


WHAT SHOULD I DO IF I RECEIVE A WHITE PROXY CARD?

         Proxies on the white proxy card are being solicited by Syntellect' Board. If you submit a proxy to us by signing and returning the enclosed BLUE proxy card, do NOT sign or return the white proxy card or follow any voting instructions provided by Syntellect's Board unless you intend to change your vote, because only your latest-dated proxy will be counted.

         If you have already sent a white proxy card to Syntellect, you may revoke it and vote "FOR" the election to the Board of the Group's director-nominee Ms. Camille Jayne, by signing, dating and returning the enclosed BLUE proxy card.

CAN I REVOKE MY PROXY INSTRUCTIONS?

      You may revoke your proxy at any time before it has been exercised by:

      o submitting a written revocation with the Corporate Secretary of Syntellect or D.F. King;
      o submitting a duly executed proxy bearing a later date with the Corporate Secretary of Syntellect or D.F. King; or
      o appearing in person and voting by ballot at the Annual Meeting as described above under "How do I vote?--Vote in Person."

         Any stockholder of record as of the Annual Meeting Record Date attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the presence (without further action) of a stockholder at the Annual Meeting will NOT constitute revocation of a previously given proxy.

         If you choose to revoke a proxy by giving written notice or a later-dated proxy to the Corporate Secretary of Syntellect, we would appreciate if you would assist us in representing the interests of stockholders on an informed basis by sending us a copy of your revocation or proxy or by calling D.F. King, at (800) 735-3591 or collect at (212) 269-5550. REMEMBER, YOUR LATEST-DATED PROXY IS THE ONLY ONE THAT COUNTS.


WILL OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

         We are not now aware of any matters to be presented at the Annual Meeting other than the election of directors and the ratification of the appointment of KPMG LLP as Syntellect's independent auditors, as described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the Annual Meeting, including matters incidental to the conduct of the Annual Meeting, proxies will be voted in accordance with the best judgment of the proxy holders.


IF I PLAN TO ATTEND THE ANNUAL MEETING, SHOULD I STILL SUBMIT A PROXY?

         Whether you plan to attend the Annual Meeting or not, we urge you to submit a proxy. Returning the enclosed BLUE proxy card will not affect your right to attend the Annual Meeting.


HOW WILL MY SHARES BE VOTED?

         If you give a proxy on the accompanying BLUE proxy card, your shares will be voted as you direct. If you submit a proxy to us without instructions, our representatives will vote your shares in favor of the election of Ms. Camille Jayne as a director of Syntellect and in favor of ratifying the appointment of KPMG LLP as Syntellect's independent auditors. Submitting a BLUE proxy card will entitle our representatives to vote your shares in accordance with their discretion on matters not described in this proxy statement that may arise at the Annual Meeting, including matters incident to the conduct at the Annual Meeting. Unless a proxy specifies otherwise, it will be presumed to relate to all shares held of record on the Annual Meeting Record Date by the person who submitted it.


HOW CAN I RECEIVE MORE INFORMATION?

         If you have any questions about giving your proxy or about our solicitation, or if you require assistance, please call D.F. King at (800) 735-3591 or collect at (212) 269-5550.

         The Group believes that it is in your best interest to elect Ms. Camille Jayne as a director of Syntellect at the Annual Meeting. THE GROUP STRONGLY RECOMMENDS A VOTE "FOR" THE ELECTION OF MS. CAMILLE JAYNE.


                              I M P O R T A N T!!!

         If your shares are held in "street name" only your bank or broker can vote your shares and only upon receipt of your specific instructions. Please complete and return the BLUE proxy card accompanying this proxy statement or contact the person responsible for your account and instruct them to vote "FOR" Ms. Camille Jayne as a director of Syntellect.

         If you have any questions, or need further assistance, please call our proxy solicitor, D.F. King at (800) 735-3591, or collect at (212) 269-5550.

                                     ANNEX A

The following table sets forth information with respect to all securities of Syntellect purchased and sold within the past two years by the participants in this solicitation. All such securities were purchased in open market or privately negotiated transactions.

Purchases and sales of shares of Syntellect Common Stock by Nixon:

                           Type of
        Date             Transaction      Number of Shares     Price per share      Total Cost
       6/5/00             Purchase               355                $5.65             $2,007
       6/5/00             Purchase               355                $5.65             $2,007

  Number of shares        1,020
   currently held
      directly


Purchases and sales of shares of Syntellect Common Stock by Mission:

                           Type of
        Date             Transaction      Number of Shares     Price per share      Total Cost
      3/30/00             Purchase             18,000               $4.03             $72,450
       4/5/00             Purchase              8,000               $3.59             $28,700
       4/7/00             Purchase              1,800               $4.39             $7,908
      4/12/00             Purchase              1,000               $3.94             $3,935
      4/13/00             Purchase             25,000               $3.92             $97,875
      5/12/00             Purchase              4,000               $4.43             $17,700
      5/16/00             Purchase             10,800               $4.61             $49,833
      5/18/00             Purchase              7,500               $5.01             $37,559
      5/22/00             Purchase              5,000               $4.61             $23,062
      5/23/00             Purchase              4,100               $4.60             $18,873
      5/31/00             Purchase              9,500               $4.77             $45,319
       6/5/00             Purchase             10,000               $5.46             $54,563
       6/6/00             Purchase              6,000               $5.74             $34,425
       6/8/00             Purchase             10,000               $6.06             $60,568
       6/9/00             Purchase              8,000               $6.01             $48,090
      7/21/00             Purchase             10,000               $7.55             $75,512
      10/12/00            Purchase              7,000               $6.03             $42,206
      10/13/00            Purchase              2,000               $6.24             $12.475
      10/19/00            Purchase              7,000               $5.80             $40,624
      3/27/01             Purchase             30,100               $1.85             $55,823
      3/29/01             Purchase             12,000               $1.66             $19,882
      3/29/01             Purchase             18,000               $1.69             $30,375
      3/30/01             Purchase             40,000               $1.72             $68,884
      8/27/01             Purchase             10,000               $1.26             $12,600
      8/27/01             Purchase              7,000               $1.26             $8,820
      8/27/01             Purchase              2,000               $1.26             $2,520
      8/27/01             Purchase              7,000               $1.26             $8,820

  Number of shares        529,600
   currently held
      directly

Purchases of shares of Syntellect Common Stock by Liberty:

                           Type of
        Date             Transaction      Number of Shares     Price per share      Total Cost
      3/30/00             Purchase              3,000               $4.03             $12,075
      5/17/00             Purchase              5,000               $4.81             $24,045
       6/2/00             Purchase              4,000               $5.27             $21,074
       6/5/00             Purchase              2,000               $5.46             $10,913
       6/7/00             Purchase              3,000               $5.85             $17,562
       6/9/00             Purchase              3,200               $6.01             $19,236
       7/7/00             Purchase              5,400               $6.37             $34,395
      9/20/00             Purchase              4,600               $7.06             $32,455
      10/19/00            Purchase               300                $5.80             $1,741
      12/29/00            Purchase              7,700               $3.49             $26,892
       4/2/01               Sale                4,500               $1.70             $7,650
       4/2/01               Sale                1,500               $1.70             $2,550
      4/16/01               Sale                2,500               $1.55             $3,875
      4/16/01               Sale                6,000               $1.55             $9,300
      4/16/01               Sale                 500                $1.55              $775
      4/18/01               Sale                2,500               $1.55             $3.875
      4/19/01               Sale                3,500               $1.55             $5,425
      10/4/01               Sale                1,500               $1.07             $1,612
      10/4/01               Sale                 900                $1.07              $967
      10/17/01              Sale                5,000               $1.08             $5,375
     1/18/2002              Sale                 200                $1.32              $264

  Number of shares        105,400
   currently held
      directly


Purchases of shares of Syntellect Common Stock by Horizon:

                           Type of
        Date             Transaction      Number of Shares     Price per share      Total Cost
      5/11/00             Purchase              6,000               $4.24             $25,425
      5/17/00             Purchase              4,700               $4.81             $22,602
       6/5/00             Purchase              1,400               $5.46             $7,639
       6/8/00             Purchase              2,000               $6.06             $12,114
      9/25/00               Sale                1,000               $7.83             $7,825
      9/26/00               Sale                1,400               $7.87             $11,017
      9/26/00               Sale                3,000               $7.87             $23,608
      9/26/00               Sale                 600                $7.87             $4,722
      10/18/00            Purchase               500                $6.36             $3,181
      10/19/00            Purchase              1,700               $5.80             $9,866
       1/2/01               Sale                1,300               $3.47             $4,517
       1/3/01               Sale                3,100               $3.52             $10,921
       1/3101               Sale                5,000               $3.52             $17,615
       1/3/01               Sale                 600                $3.52             $2,114
       1/5/01               Sale                2,000               $3.63             $7,260
      8/27/01             Purchase             10,000               $1.32             $13,200
      10/16/01              Sale                3,400               $1.08             $3,655
      10/16/01              Sale                1,600               $1.08             $1,720
      10/30/01              Sale                3,000               $1.24             $3,705
      10/31/01              Sale                5,400               $1.06             $5,724
      10/31/01              Sale                2,500               $1.06             $2,650
      10/31/01              Sale                3,500               $1.06             $3,710
      10/31/01              Sale                4,000               $1.06             $4,240
      10/31/01              Sale                4,000               $1.06             $4,240
      10/31/01              Sale                4,000               $1.06             $4,240
      10/31/01              Sale                7,600               $1.06             $8,056

  Number of shares          34,400
   currently held
      directly

Purchases of shares of Syntellect Common Stock by Mayfair:

                           Type of
        Date             Transaction      Number of Shares     Price per share              Total Cost
      3/27/00             Purchase              8,600               $5.06                    $43,516
      3/28/00             Purchase             22,600               $5.06                    $114,356
      4/18/00             Purchase              6,800               $2.94                    $19,989
      4/27/00             Purchase             30,000               $4.31                    $129,300
      5/18/00             Purchase              7,500               $5.01                    $37,559
      5/23/00             Purchase              4,000               $4.60                    $18,413
      5/24/00             Purchase             10,800               $4.53                    $48,952
       6/2/00             Purchase              6,000               $5.27                    $31,610
       6/5/00             Purchase              6,600               $5.46                    $36,012
       6/6/00             Purchase              4,000               $5.74                    $22,950
       6/7/00             Purchase             11,800               $5.85                    $69,078
      6/15/00             Purchase              6,000               $5.47                    $32,800
      6/16/00             Purchase              6,500               $5.43                    $35,294
      7/11/00             Purchase              5,000               $5.74                    $28,687
      7/12/00             Purchase              8,100               $5.83                    $47,205
      7/20/00             Purchase              8,000               $7.46                    $59,650
      7/21/00             Purchase              5,300               $7.55                    $40,021
      10/12/00            Purchase              6,100               $6.03                    $36,780
      10/19/00            Purchase              6,000               $5.80                    $34,821
       1/4/01               Sale               10,000               $3.60                    $35,999
       1/5/01               Sale                3,000               $3.63                    $10,890
      1/10/01               Sale                6,400               $3.73                    $23,902
      1/11/01               Sale                 100                $4.51                      $451
      1/11/01               Sale                5,500               $4.51                    $24,781
      1/11/01               Sale                6,500               $4.51                    $29,287
      1/11/01               Sale                1,600               $4.51                     $7,209
      1/11/01               Sale                5,700               $4.51                    $25,682
      1/11/01               Sale                 600                $4.51                     $2,703
       2/8/01               Sale                2,400               $3.98                     $9,559
       2/8/01               Sale               14,000               $3.98                    $55,762
       2/8/01               Sale                8,400               $3.98                    $33,457
      3/22/01             Purchase              7,800               $2.10                    $16,352
      3/23/01             Purchase             40,000               $2.25                    $90,000
      10/31/01            Purchase             31,000               $1.10                    $34,100

  Number of shares        467,500
   currently held
      directly

Purchases of shares of Syntellect Common Stock by MCM:

                           Type of
        Date             Transaction      Number of Shares     Price per share              Total Cost
      3/30/01             Purchase              2,000               $1.88                     $3,760
       5/1/01             Purchase              1,500               $1.95                     $2,930
       5/2/01             Purchase              1,000               $1.98                     $1,975
      7/16/01             Purchase              5,500               $1.94                    $10,670

  Number of shares
   currently held
      directly            10,000

Purchases of shares of Syntellect Common Stock by PSP: None during past two years.

Number of shares currently held directly:  10,000

Purchases of shares of Syntellect Common Stock by Camille Jayne: None during past two years.

Number of shares currently held directly:  0

          THIS PROXY IS SOLICITED IN OPPOSITION TO THE BOARD'S NOMINEE
            FOR ELECTION TO THE BOARD OF DIRECTORS OF SYNTELLECT INC.

         TO BE ELECTED AT THE ANNUAL MEETING OF SYNTELLECT STOCKHOLDERS
                       TO BE HELD ON MONDAY, MAY 20, 2002

         The undersigned hereby appoints Geoffrey Nixon, with full power of substitution, as proxy for the undersigned, to vote all shares of common stock, $.01 par value, of Syntellect Inc. ("Syntellect"), which the undersigned is entitled to vote at the 2002 Annual Meeting of Syntellect Stockholders to be held on Monday, May 20, 2002, at 10:00 a.m., Phoenix, Arizona time, including any adjournment(s) or postponement(s) thereof and any special meeting which may be called in lieu thereof (the "Meeting"), as follows:

         THE GROUP RECOMMENDS THAT YOU VOTE FOR THE GROUP'S NOMINEE NAMED IN
ITEM 1 AND RATIFY THE APPOINTMENT OF KPMG LLP IN ITEM 2.

1. ELECTION OF DIRECTORS -- To vote to elect Camille Jayne as a director of Syntellect, place an "X" in the box next to "FOR" below.

                        FOR [_]               WITHHOLD [_]

To withhold authority to vote for the election of Camille Jayne, place an "X" in the box next to "WITHHOLD" above.

2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS -- To ratify the appointment of KPMG LLP as Syntellect's independent auditors for its fiscal year ending December 31, 2002:

                    FOR [_]        AGAINST [_]       ABSTAIN [_]

              IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE.

         This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. Unless otherwise specified, this proxy will be voted "FOR" the election of Ms. Camille Jayne as a director of Syntellect and "FOR" ratification of the appointment of KPMG LLP as Syntellect's independent auditors for its fiscal year ending December 31, 2002. This proxy revokes all prior proxies given by the undersigned.

         In his discretion, the person named as proxy herein is authorized to vote upon such other business as may properly come before the Meeting, as provided in the Group's definitive proxy statement provided herewith.

         Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporation name by the President or other duly authorized officer. If a partnership, please sign in full partnership name by authorized person. This proxy card votes all shares held in all capacities.

                                   Dated:
                                         ---------------------------------------


                                         ---------------------------------------
                                                        (Signature)


                                         ---------------------------------------
                                               (Signature, if jointly held)


                                  Title:
                                         ---------------------------------------

             NO MATTER HOW MANY SHARES YOU OWN, PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD TODAY.